UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant                               Filed by a Party other than the Registrant
Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to § 240.14a-12
Spark Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
Fee paid previously with preliminary materials:
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

SPARK ENERGY, INC.
12140 Wickchester Ln., Suite 100
Houston, Texas 77079

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the shareholders of Spark Energy, Inc.:
Notice is hereby given that a Special Meeting of Shareholders of Spark Energy, Inc. (the “Company”) will be held at 12140 Wickchester Ln., Suite 100, Houston, Texas 77079, on August 6, 2021, at 10:00 a.m. Central Time (the “Special Meeting”). The Special Meeting is being held to vote on an amendment to the Company’s certificate of incorporation to change the name of the Company to Via Renewables, Inc. The Company may also transact any such other business as may properly come before the Special Meeting.
The proposal is described in the accompanying proxy materials. You will be able to vote at the Special Meeting if you held shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), or Class B common stock, par value $0.01 per share (the “Class B common stock” and, together with the Class A common stock, the “Common Stock”), at the close of business on June 15, 2021. Holders of shares of our 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock (the “Series A Preferred Stock”) generally have no voting rights and, accordingly, are not entitled to vote on any matters at the Special Meeting.
Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), we are also providing access to our proxy materials over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of this Proxy Statement and a proxy card. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to request a paper copy of our proxy materials. We believe that this process will allow us to provide you with the information you need in a more timely manner, will save us the cost of printing and mailing documents to you, and will conserve natural resources.
YOUR VOTE IS IMPORTANT
We urge you to promptly vote your shares of Common Stock in advance of the Special Meeting. You will retain the right to revoke your proxy at any time before the vote, or to vote your shares of Common Stock personally if you attend the Special Meeting. Voting your shares of Common Stock in advance of the Special Meeting will not prevent you from attending the Special Meeting and voting in person. Please note, however, that if you hold your shares of Common Stock through a broker or other nominee, and you wish to vote in person at the Special Meeting, you must obtain from your broker or other nominee a proxy issued in your name.
By Order of the Board of Directors,
W. Keith Maxwell, III
                            Chief Executive Officer
Houston, Texas
June 23, 2021

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 6, 2021
The Notice of Special Meeting of Shareholders and the Proxy Statement for the Special Meeting of Shareholders is available free of charge at www.proxyvote.com.

SPARK ENERGY, INC.
12140 Wickchester Ln., Suite 100
Houston, Texas 77079
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
The Board of Directors of the Company (the “Board of Directors” or the “Board”) is soliciting your proxy for the Special Meeting that will be held on August 6, 2021 at 10:00 a.m. Central Time, at 12140 Wickchester Ln., Suite 100, Houston, Texas 77079. By granting the proxy, you authorize the persons named on the proxy to represent you and vote your shares of Common Stock at the Special Meeting. Those persons will also be authorized to vote your shares of Common Stock to adjourn the Special Meeting from time to time and to vote your shares at any adjournments or postponements of the Special Meeting.
In accordance with rules and regulations adopted by the SEC, we are providing shareholders of our Common Stock access to proxy materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to our Common Stock shareholders of record as of June 15, 2021 on or about June 23, 2021. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, shareholders of our Common Stock may request to receive future proxy materials in printed form by mail or electronically by e-mail. An election to receive proxy materials by mail or e-mail will remain in effect until the shareholder terminates it.
Shareholders of Record and Beneficial Owners
Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares owned beneficially.
Shareholders of Record. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares, and the Notice and any requested proxy materials, including a proxy and voting instruction card, are being sent directly to you.
Beneficial Owners. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice will be forwarded to you by your broker or nominee. The broker or nominee is considered the shareholder of record with respect to those shares. If you are a beneficial owner of Common Stock held in street name, you must either direct your broker or other nominee how to vote your Common Stock, or obtain a “legal” proxy from your broker or other nominee to vote in person at the Special Meeting. As the beneficial owner, you have the right to direct your broker how to vote. Beneficial owners that receive the proxy materials by mail should follow the instructions included in the proxy materials to transmit voting instructions.
QUORUM AND VOTING
Voting Stock. Holders of our Common Stock are entitled to vote at the Special Meeting. The shares of Class A common stock and Class B common stock will vote together as a single class on all matters. Each shareholder is entitled to one vote for each share of Class A common stock and one vote for each share of Class B common stock owned by them on the record date. Holders of shares of our Series A Preferred Stock generally have no voting rights and, accordingly, are not entitled to vote on any matters at the Special Meeting.
You may vote by any of the following four methods:
•Internet. Vote on the Internet at www.proxyvote.com. This web site also allows electronic proxy voting using smartphones, tablets and other web-connected mobile devices (additional charges may apply pursuant to your service provider plan). Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card, and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of proxy materials for future shareholder meetings. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m. Eastern Time (“ET”) on August 5, 2021.
•Telephone. Vote by telephone by following the instructions on the Notice. Voice prompts allow you to vote your shares of Common Stock and confirm that your vote has been properly recorded. Telephone voting facilities for shareholders will be available 24 hours a day and will close at 11:59 p.m. ET on August 5, 2021.
•Mail. If you have requested and received a proxy card by mail, you can vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If you mail in your proxy card, it must be received by us before the voting polls close at the Special Meeting to be counted.
•In person. You may attend and vote at the Special Meeting.
The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most shareholders to attend and vote at the Special Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Special Meeting if you are able to attend in person. If you are a beneficial owner of Common Stock held in street name, you must either direct your broker or other nominee as to how to vote your Common Stock, or obtain a “legal” proxy from your broker or other nominee to vote in person at the Special Meeting. Beneficial owners that receive the proxy materials by mail from the shareholder of record should follow the instructions included in the proxy materials to transmit voting instructions.
Even if you plan to attend the Special Meeting in person, please vote your proxy in advance of the Special Meeting using one of the methods above as soon as possible so that your shares of Common Stock will be represented at the Special Meeting if for any reason you are unable to attend in person. You may revoke your proxy in writing at any time before it is exercised at the Special Meeting by delivering to the Company a written notice of the revocation, by submitting your vote electronically through the Internet or by phone after the grant of the proxy, or by signing and delivering to the Company a proxy with a later date than the proxy previously submitted. Your attendance at the Special Meeting will not revoke the proxy unless you give written notice of revocation to us before the proxy is exercised or unless you vote your shares of Common Stock in person at the Special Meeting.
Record Date. The record date for shareholders of Common Stock entitled to notice of and to vote at the Special Meeting was the close of business on June 15, 2021. As of the record date, 14,772,388 shares of Class A common stock were outstanding and entitled to be voted at the Special Meeting and 20,800,000 shares of Class B common stock were outstanding and entitled to be voted at the Special Meeting. Holders of shares of Series A Preferred Stock generally have no voting rights and, accordingly, are not entitled to vote on any matters at the Special Meeting.
Quorum and Adjournments. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. The Chairman of the meeting or a majority of the outstanding shares of Common Stock entitled to vote who are present in person or by proxy at the Special Meeting have the power to adjourn the Special Meeting from time to time, without notice other than an announcement at the Special Meeting; provided however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At any adjourned Special Meeting at which a quorum is present, the Company may transact any business that might have been transacted at the Special Meeting.
Vote Required. The amendment of the certificate of incorporation to change the name of the Company requires the affirmative vote of the holders of at least 66 2⁄3% in voting power of the outstanding shares of Common Stock of the Company entitled to vote thereon, voting together as a single class.

An automated system that Broadridge Financial Solutions administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non-vote”) on non-discretionary items absent instructions from the beneficial owner. Broker non-votes generally occur because the broker does not receive voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Brokers have discretionary voting authority with respect to the proposal to amend the Company’s certificate of incorporation to change its name. Abstentions (i.e., if you or your broker marks “ABSTAIN” on a proxy) will count in determining whether a quorum is present at the Special Meeting. Abstentions will have the effect of votes cast against the proposal to amend the Company’s certificate of incorporation to change its name.
Default Voting. A proxy that is properly completed and submitted will be voted at the Special Meeting in accordance with the instructions on the proxy. If you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted FOR the proposal to amend the Company’s certificate of incorporation to change its name.
If any other business properly comes before the shareholders for a vote at the Special Meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Special Meeting.
References herein to the “Company,” “we,” “us,” “our,” and similar terms refer to Spark Energy, Inc. and its subsidiaries unless the context indicates otherwise.

PROPOSAL
AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO VIA RENEWABLES, INC.
Overview
The Board of Directors has unanimously approved a proposal to amend the Company’s certificate of incorporation to change the name of the Company from Spark Energy, Inc. to “Via Renewables, Inc.” subject to shareholder approval. The Board has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s shareholders for approval.
If the shareholders approve this proposal, Spark Energy, Inc. will file a certificate of amendment to the Company’s certificate of incorporation with the Secretary of State of the State of Delaware to change the Company’s name. Upon filing the certificate of amendment to the Spark Energy, Inc. certificate of incorporation, the name of the Company will become Via Renewables, Inc. However, the Board has reserved the right, at any time prior to the effectiveness of the filing of the certificate of amendment with the Secretary of State of the State of Delaware, to abandon the certificate of amendment and not to file the certificate of amendment, even if approved by the stockholders, if the Board, in its discretion, determines that such amendments are no longer in the best interests of the Company or its stockholders.
Reasons for the Name Change
    The Board, management and employees of the Company desire to adopt a new corporate name as part of a rebranding initiative.
Required Vote
The amendment of the certificate of incorporation in this proposal requires the affirmative vote of the holders of at least 66 2⁄3% in voting power of the outstanding shares of Common Stock of the Company entitled to vote thereon, voting together as a single class.
Recommendation
The Board of Directors unanimously recommends that shareholders vote FOR the amendment to the Company’s certificate of incorporation to change the Company’s name from Spark Energy, Inc. to Via Renewables, Inc.

•SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock outstanding as of June 15, 2021 that is owned by:
•each person or group known to us to beneficially own more than 5% of any class of our outstanding voting securities;
•each director and Named Executive Officer, as defined in our proxy statement for the 2021 Annual Meeting of Shareholders filed with the SEC on April 8, 2021; and
•all of our directors and executive officers as a group.
All information with respect to beneficial ownership has been furnished by the respective 5% or more shareholders, directors or executive officers, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is 12140 Wickchester Ln., Suite 100, Houston, Texas 77079.

	Class A common stock beneficially owned (1)(2)		Class B common stock beneficially owned (1)		Combined voting power (3)
Name of beneficial owner	Number	Percentage	Number	Percentage
Five percent Shareholders:
W. Keith Maxwell III (4)	2,650,002	17.9%	20,800,000	100%	65.9%
Renaissance Technologies LLC(5)	1,135,348	7.7%	—	—	3.2%
BlackRock, Inc. (6)	939,079	6.4%	—	—	2.6%
JPMorgan Chase & Co. (7)	813,541	5.5%	—	—	2.3%
The Vanguard Group, Inc. (8)	762,803	5.2%	__	__	2.1%
Directors and named executive officers:
W. Keith Maxwell, III (4)	2,650,002	17.9%	20,800,000	100%	65.9%
James G. Jones II	59,972	*%	—	—	*%
Kenneth M. Hartwick	47,841	*%	—	—	*%
Nick W. Evans, Jr.	38,935	*%	—	—	*%
Amanda E. Bush	5,284	*%	—	—	*%
Kevin McMinn	__	*%	__	__	*%
Barbara Clay	6,274	*%	__	__	*%
Nathan G. Kroeker	__	*%	__	__	*%
Directors and current executive officers as a group (6 total)(2)	2,808,308	19.0%	20,800,000	100%	66.4%

*    Less than one percent
(1)    Each holder of a common unit of Spark HoldCo, LLC, a Delaware limited liability company (“Spark HoldCo”) has the right to exchange all or a portion of its Spark HoldCo common units (together with a corresponding number of shares of Class B common stock) for Class A common stock (or cash at Spark Energy, Inc.’s or Spark HoldCo’s election) at an exchange ratio of one share of Class A common stock for each Spark HoldCo common unit (and corresponding share of Class B common stock) exchanged. For additional information, please see “Certain Relationships and Related Party Transactions—Spark HoldCo LLC Agreement.”
(2)     Excludes the following number of restricted stock units issued under our Incentive Plan, which are subject to forfeiture and vesting conditions: 160,335 restricted stock units for Mr. Maxwell; 7,967 restricted stock units for Ms. Bush; 96,418 restricted stock units for Mr. Jones; and 14,512 restricted stock units for Ms. Clay.
(3)    Represents the percentage of voting power of our Class A common stock and Class B common stock voting together as a single class. Each share of Class B common stock entitles its holder to one vote on all matters to be voted on by shareholders generally.

(4)    Reflects (i) 2,650,002 shares of Class A common stock held directly by W. Keith Maxwell III (representing 7.4% of the combined voting power), (ii) 20,525,000 shares of Class B common stock held directly by Retailco (representing 57.7% of the combined voting power), and (iii) 275,000 shares of Class B common stock held directly by NuDevco Retail (representing less than 1% of the combined voting power). W. Keith Maxwell III is the sole member of TxEx Energy Investments, LLC, a Texas limited liability company (“TxEx”), which is the sole member of Retailco and Electric Holdco, LLC, a Texas limited liability company (“Electric Holdco”). Electric Holdco is the sole member of NuDevco Retail Holdings, LLC, a Texas limited liability company (“NuDevco Retail Holdings”), which is the sole member of NuDevco Retail. Accordingly, W. Keith Maxwell III may therefore be deemed to beneficially own the shares of Class A common stock and Class B common stock held by Retailco and NuDevco Retail reported herein. Mr. Maxwell owns 7,000 shares of Series A Preferred Stock, representing less than one percent of the outstanding Series A Preferred Stock, which is not included in his total amount of shares beneficially owned. The Series A Preferred Stock generally have no voting rights and are not entitled to vote on any matters at the Special Meeting.
(5)    Based on Amendment No. 1 to the Schedule 13G/A filed on February 11, 2021 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation with respect to the Company’s Class A common stock held as of December 31, 2020. Based on Amendment No. 1 to the Schedule 13G, (i) Renaissance Technologies LLC has sole voting power over 1,135,348 shares of Class A common stock and sole dispositive power over 1,135,348 shares of Class A common stock, and (ii) Renaissance Technologies Holdings Corporation has sole voting power over 1,135,348 shares of Class A common stock and sole dispositive power over 1,135,348 shares of Class A common stock. The address of Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation is 800 Third Avenue, New York, NY 10022.
(6)    Based on Amendment No. 6 to the Schedule 13G/A filed on February 1, 2021 by BlackRock, Inc. with respect to the Company’s Class A common stock held as of December 31, 2020. Based on Amendment No. 6 to the Schedule 13G, BlackRock, Inc. has sole voting power over 933,938 shares of Class A common stock and sole dispositive power over 939,079 shares of Class A common stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(7)    Based on Amendment No. 7 to the Schedule 13G filed on January 29, 2021 by JPMorgan Chase & Co. with respect to the Company’s Class A common stock held as of December 31, 2020. Based on Amendment No. 7 to the Schedule 13G, JPMorgan Chase & Co. has sole voting power over 696,591 shares of Class A common stock and sole dispositive power over 771,041 shares of Class A common stock. The address of JPMorgan Chase & Co. is 383 Madison Avenue, New York, NY 10179.
(8)    Based on the Schedule 13G filed on February 10, 2021 by The Vanguard Group, Inc. with respect to the Company’s Class A common stock held as of December 31, 2020. Based on the Schedule 13G, The Vanguard Group, Inc. has sole dispositive power over 735,177 shares of Class A common stock, shared voting power over 25,088 shares of Class A common stock and shared dispositive power over 27,626 shares of Class A common stock. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

•SHAREHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES
Proxy Statement Proposals
Any of our shareholders who desire to submit a proposal for action at the 2022 Annual Meeting of Shareholders and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in our proxy materials, must submit such Rule 14a-8 Proposal to us at our principal executive offices no later than December 9, 2021 unless we notify the shareholders otherwise. Only those Rule 14a-8 Proposals that are timely received by us, proper for shareholder action (and otherwise proper), and satisfy the SEC requirements for inclusion will be included in our proxy materials.
Other Proposals
Any of our shareholders who desire to submit a proposal for action at the 2022 Annual Meeting of Shareholders, but does not wish to have such proposal (a “Non-Rule 14a-8 Proposal”) included in our proxy materials, must submit such Non-Rule 14a-8 Proposal to us at our principal executive offices so that it is received between January 19, 2022 and February 18, 2022, unless we notify the shareholders otherwise. The advance notice provisions contained in our bylaws are in addition to, and separate from, the requirements that a shareholder must meet in order to have a Rule 14a-8 Proposal included in our Proxy Statement under the rules of the SEC. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with our bylaws and the applicable rules of the SEC.
If a Non-Rule 14a-8 Proposal is properly presented at the meeting, we will elect to exercise our discretionary voting authority with respect to such Non-Rule 14a-8 Proposal. “Discretionary voting authority” is the ability to vote proxies that shareholders have executed and submitted to us, on matters not specifically reflected in our proxy materials, and on which shareholders have not had an opportunity to vote by proxy. A proxy granted by a shareholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable SEC rules. The Board of Directors knows of no matters, other than the proposal included in this Proxy Statement, to be presented for consideration at the Special Meeting.
Identification of Director Candidates
It is the responsibility of the Nominating and Corporate Governance Committee to identify, evaluate and recommend nominees for election at the annual meeting of shareholders, as well as to fill vacancies or additions on the Board of Directors that may occur between annual meetings. Final approval of a candidate will be determined by the Board of Directors.
The Nominating and Corporate Governance Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face an independent energy retail services company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board of Director duties; and who are likely to be able to serve on the Board of Directors for a sustained period.
Although we do not have a formal policy regarding diversity, the Nominating and Corporate Governance Committee considers the diversity of, and the optimal enhancement of the current mix of talent and experience on the Board, when selecting nominees. In that regard, the Nominating and Corporate Governance Committee endeavors to achieve an overall balance of diversity of experiences, skills, attributes and viewpoints among our directors. The Nominating and Corporate Governance Committee believes it has achieved that balance through the representation on the Board of Directors of members having experience in the energy retail services industry, accounting and investment analysis, among other areas. The Nominating and Corporate Governance Committee does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status.

In identifying potential director candidates, the Nominating and Corporate Governance Committee relies on any source available for the identification and recommendation of candidates, including current directors and officers. In addition, the Nominating and Corporate Governance Committee may from time to time engage a third party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third party search firm will be paid a fee.
The Nominating and Corporate Governance Committee will also consider any nominee recommended by shareholders for election at the 2022 Annual Meeting of Shareholders if that nomination is submitted in writing, between January 19, 2022 and February 18, 2022, to Spark Energy, Inc., 12140 Wickchester Ln., Suite 100, Houston, Texas 77079, Attention: Legal. The Nominating and Corporate Governance Committee will evaluate director nominees proposed by shareholders on the same basis as recommendations received from any other source. With respect to each such nominee, the following information must be provided to us with the written nomination:
•the nominee’s name, address and other personal information;
•the number of shares of each class and series of stock of the Company held by such nominee;
•the nominating shareholder’s name and address; and
•all other information required to be disclosed pursuant to our bylaws.
Each submission must also include a written consent signed by the nominee evidencing a willingness to serve as a director, if elected. We suggest that any such proposal be sent by certified mail, return receipt requested.
SOLICITATION OF PROXIES
Solicitation of Proxies may be made via the Internet, by mail, personal interview or telephone by our officers, directors and regular employees. We may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Common Stock that those companies or persons hold of record, and we will reimburse the forwarding expenses. In addition, we have retained Broadridge Financial Solutions to provide various services relating to the solicitation of proxies, including webhosting, printing, mailing and tabulating votes, for a fee of approximately $35,000. We will bear all costs of solicitation.
SHAREHOLDER LIST
In accordance with the Delaware General Corporation Law, we will maintain at our corporate offices in Houston, Texas, a list of the shareholders entitled to vote at the Special Meeting. The list will be open to the examination of any shareholder, for purposes germane to the Special Meeting, during ordinary business hours for ten days before the Special Meeting.
DELIVERY OF PROXY MATERIALS; SHAREHOLDERS SHARING AN ADDRESS
We will deliver only one set of proxy materials to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We undertake to deliver promptly, upon written or oral request, an additional copy of the proxy materials to a shareholder at a shared address to which a single copy has been delivered. A shareholder can notify us that the shareholder wishes to receive a separate copy of the proxy materials by contacting us at the following address or phone number: 12140 Wickchester Ln., Suite 100, Houston, Texas 77079, Attention: Legal or (713) 600-2600. Conversely, if multiple shareholders sharing an address receive multiple proxy materials and wish to receive only one, such shareholders can notify us at the address or phone number set forth above.
ADDITIONAL INFORMATION
Additional information concerning the Company, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D56664-S26619 For Against Abstain SPARK ENERGY, INC. 12140 WICKCHESTER LN., SUITE 100 HOUSTON, TX 77079 1. To amend the Company's certificate of incorporation to change the name of the Company to Via Renewables, Inc. NOTE: If any other matters come properly before the meeting, the persons named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SPARK ENERGY, INC. The Board of Directors recommends you vote FOR the following proposal: ! !! VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on August 5, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on August 5, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D56665-S26619 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on August 6, 2021: The Notice & Proxy Statement is available at www.proxyvote.com. SPARK ENERGY, INC. Special Meeting of Shareholders August 6, 2021 10:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) James G. Jones II and Barbara Clay, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of SPARK ENERGY, INC. that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 10:00 AM, CDT on August 6, 2021, at 12140 Wickchester Ln., Suite 100, Houston, Texas 77079, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. On matters for which you do not specify a choice, the shares will be voted in accordance with the recommendations of the Board of Directors; therefore, if no direction is given, this proxy will be voted FOR the amendment to the certificate of incorporation in proposal 1. Continued and to be signed on reverse side